                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1609
                                     DATED: NOVEMBER 3, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY            One Month


TRADE DATE:               November 3, 1997


SETTLEMENT DATE:          November 7, 1997


MATURITY DATE:            April 30, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.000%
                          (flat)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly


INTEREST PAYMENT DATES:   The last business day of each month commencing November 1997 through
                          Maturity, subject to Modified Following Business Day Convention.


INITIAL INTEREST RATE:    5.64%


FORM:                     Book-entry

